                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation                   CASE NO. 02-50441

                                                CHAPTER 11
                                                MONTHLY OPERATING REPORT
______________________________________________  (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Jan-03                 PETITION DATE: 01/24/02

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here x
                                                                  ----------
    the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in $1
                        --

                                                                     END OF CURRENT      END OF PRIOR       AS OF PETITION
                                                                     --------------      ------------       --------------
                                                                          MONTH              MONTH              FILING
                                                                          -----              -----              ------
2.  ASSET AND LIABILITY STRUCTURE

    a. Current Assets                                                $   8,708,846       $   9,377,827
                                                                     -------------       -------------
    b. Total Assets                                                  $   8,945,282       $   9,647,918
                                                                     -------------       -------------      -------------
    c. Current Liabilities                                           $   6,046,104       $   6,055,368
                                                                     -------------       -------------
    d. Total Liabilities                                             $  46,914,463       $  46,923,727
                                                                     -------------       -------------      -------------

                                                                                                               CUMULATIVE
                                                                    CURRENT MONTH        PRIOR MONTH         (CASE TO DATE)
                                                                    -------------        -----------         --------------
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH

    a. Total Receipts                                                $     35,538        $  1,366,070         $  18,748,464
                                                                    -------------        ------------         -------------
    b. Total Disbursements                                           $    686,750        $    146,406         $  17,585,139
                                                                    -------------        ------------         -------------
    c. Excess (Deficiency) of Receipts Over Disbursements (a - b)    $   (651,212)       $  1,219,664         $   1,163,325
                                                                    -------------        ------------         -------------
    d. Cash Balance Beginning of Month                               $  6,354,604        $  5,134,939         $   5,134,939
                                                                    -------------        ------------         -------------
    e. Cash Balance End of Month (c + d)                             $  5,703,391        $  6,354,603         $   5,703,391
                                                                    -------------        ------------         -------------

                                                                                                               CUMULATIVE
                                                                    CURRENT MONTH        PRIOR MONTH         (CASE TO DATE)
                                                                    -------------        -----------         -------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                   $   (746,750)       $    958,633        $  (7,872,150)
                                                                    -------------        ------------        -------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                      $    580,640        $    580,640
                                                                    -------------        ------------
6.  POST-PETITION LIABILITIES                                        $  6,046,104        $  6,055,368
                                                                    -------------        ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)           $          0        $          0
                                                                    -------------        ------------

AT THE END OF THIS REPORTING MONTH:                                                                  YES           NO
                                                                                                     ---           --
8.  Have any payments been made on pre-petition debt, other than payments in the normal
    course to secured creditors or lessors? (if yes, attach listing including date of                               X
    payment, amount of payment and name of payee)                                                  -------       -------

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                        X
    payment, amount of payment and name of payee)                                                  -------       -------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                  -------       -------

11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,              X
    attach listing including date of payment, amount and reason for payment, and name of payee)    -------       -------

12. Is the estate insured for replacement cost of assets and for general liability?                                 X
                                                                                                   -------       -------

13. Are a plan and disclosure statement on file?                                                                    X
                                                                                                   -------       -------

14. Was there any post-petition borrowing during this reporting period?                                             X
                                                                                                   -------       -------

15. Check if paid: Post-petition taxes________; U.S. Trustee Quarterly Fees         X
                                                                                 --------
    Check if filing is current for: Post-petition tax reporting and tax returns:    X
                                                                                 --------
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
    Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 2/19/2003                           /s/ JOHN BARRATT
                                          --------------------------------------
                                          Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 1/31/2003

ASSETS

                                                           FROM SCHEDULES   MARKET VALUE
                                                           --------------   ------------
    CURRENT ASSETS

 1     Cash and cash equivalents - unrestricted                             $  5,703,392
                                                                            ------------
 2     Cash and cash equivalents - restricted                               $          0
                                                                            ------------
 3     Accounts receivable (net)                                  A         $    580,640
                                                                            ------------
 4     Inventory                                                  B         $          0
                                                                            ------------
 5     Prepaid expenses                                                     $     35,583
                                                                            ------------
 6     Professional retainers                                               $          0
                                                                            ------------
 7     Other:   Deposits                                                    $    452,849
                ----------------------------------------                    ------------
 8              Travel Advance                                              $     15,000
                ----------------------------------------                    ------------
                Digital River Shares (156,337 @ $12.29)                     $  1,921,382
                ----------------------------------------                    ------------

                                                                            ------------
 9  TOTAL CURRENT ASSETS                                                    $  8,708,846
                                                                            ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)

10     Real property                                              C         $          0
                                                                            ------------
11     Machinery and equipment                                    D         $    225,437
                                                                            ------------
12     Furniture and fixtures                                     D         $          0
                                                                            ------------
13     Office equipment                                           D         $          0
                                                                            ------------
14     Leasehold improvements                                     D         $          0
                                                                            ------------
15     Vehicles                                                   D         $     11,000
                                                                            ------------
16     Other - Computer Software                                  D         $          0
                                                                            ------------
17                                                                D
       -------------------------------------------------                    ------------
18                                                                D
       -------------------------------------------------                    ------------
19                                                                D
       -------------------------------------------------                    ------------
20                                                                D
       -------------------------------------------------                    ------------

                                                                            ------------
21  TOTAL PROPERTY AND EQUIPMENT                                            $    236,437
                                                                            ------------

    OTHER ASSETS

22     Loans to shareholders                                                $          0
                                                                            ------------
23     Loans to affiliates                                                  $          0
                                                                            ------------
24     Non-current deposits                                                 $          0
                                                                            ------------
25
       -------------------------------------------------                    ------------
26
       -------------------------------------------------                    ------------
27
       -------------------------------------------------                    ------------

                                                                            ------------
28  TOTAL OTHER ASSETS                                                      $          0
                                                                            ------------

                                                                            ------------
29  TOTAL ASSETS                                                            $  8,945,282
                                                                            ============

   NOTE Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

POST-PETITION

     CURRENT LIABILITIES

30       Salaries and wages                                                                       $          0
                                                                                                  -------------
31       Payroll taxes                                                                            $          0
                                                                                                  -------------
32       Real and personal property taxes                                                         $          0
                                                                                                  -------------
33       Income taxes                                                                             $          0
                                                                                                  -------------
34       Sales taxes                                                                              $          0
                                                                                                  -------------
35       Notes payable (short term)                                                               $          0
                                                                                                  -------------
36       Accounts payable (trade)                                        A                        $  5,055,608
                                                                                                  -------------
37       Real property lease arrearage                                                            $    201,656
                                                                                                  -------------
38       Personal property lease arrearage                                                        $          0
                                                                                                  -------------
39       Accrued professional fees                                                                $          0
                                                                                                  -------------
40       Current portion of long-term post-petition debt
         (due within 12 months)                                                                   $          0
                                                                                                  -------------
41       Other: Accrued employee expenses                                                         $     15,288
                -------------------------                                                         -------------
42       Accrued interest expense                                                                 $   773,551
         --------------------------------                                                         -------------
43       Deferred revenue                                                                         $         0
         --------------------------------                                                         -------------

                                                                                                  -------------
44   TOTAL CURRENT LIABILITIES                                                                    $  6,046,104
                                                                                                  -------------

                                                                                                  -------------
45       Long-Term Post-Petition Debt, Net of Current Portion                                     $          0
                                                                                                  -------------

                                                                                                  -------------
46   TOTAL POST-PETITION LIABILITIES                                                              $  6,046,104
                                                                                                  -------------

     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47       Secured claims                                                  F                        $          0
                                                                                                  -------------
48       Priority unsecured claims                                       F                        $          0
                                                                                                  -------------
49       General unsecured claims                                        F                        $ 40,868,359
                                                                                                  -------------

                                                                                                  -------------
50   TOTAL PRE-PETITION LIABILITIES                                                               $ 40,868,359
                                                                                                  -------------

                                                                                                  -------------
51   TOTAL LIABILITIES                                                                            $ 46,914,463
                                                                                                  -------------

EQUITY (DEFICIT)

52       Retained Earnings/(Deficit) at time of filing                                            $(319,081,002)
                                                                                                  -------------
53       Capital Stock                                                                            $303,488,282
                                                                                                  -------------
54       Additional paid-in capital                                                               $          0
                                                                                                  -------------
55       Cumulative profit/(loss) since filing of case                                            $ (7,872,150)
                                                                                                  -------------
56       Post-petition contributions/(distributions)or (draws)                                    $          0
                                                                                                  -------------
57       Net unrealized gain (loss) on Investment                                                 $    673,533
         ----------------------------------------                                                 -------------
58       Market value adjustment                                                                  $(15,177,843)
                                                                                                  -------------

                                                                                                  -------------
59   TOTAL EQUITY (DEFICIT)                                                                       $(37,969,180)
                                                                                                  -------------

                                                                                                  -------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                       $  8,945,282
                                                                                                  =============

                          SCHEDULES TO THE BALANCE SHEET

                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                          ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
                                        [PRE AND POST PETITION]     [POST PETITION]    POST PETITION DEBT
                                        -----------------------     ---------------    ------------------
RECEIVABLES AND PAYABLES AGINGS
   0-30 Days                                  $        0              $        0
                                              ----------              ----------
   31-60 Days                                 $        0
                                              ----------              ----------
   61-90 Days                                                                              $        0
                                              ----------              ----------           ----------
   91+ Days                                   $  580,640
                                              ----------              ----------
   Total accounts receivable/payable          $  580,640              $        0
                                              ----------              ==========
   Allowance for doubtful accounts            $        0
                                              ----------
   Accounts receivable (net)                  $  580,640
                                              ==========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                      INVENTORY(IES)
                                        BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)     END OF MONTH      COST OF GOODS SOLD
---------------------------------      ------------      ------------------

                                                         Inventory Beginning of Month                                $  0
                                                                                                                     ----
                                                         Add -
                                                                                                                     ----
   Retail/Restaurants -                                     Net purchase                                             $  0
                                                                                                                     ----
     Product for resale                                     Direct labor
                                           ----                                                                      ----
                                                            Manufacturing overhead
                                                                                                                     ----
   Distribution -                                           Freight in
                                                                                                                     ----
     Products for resale                   $  0             Other:
                                           ----                                                                      ----
                                                         Deferred COGS                                               $  0
                                                         ------------------------------------------------------      ----
   Manufacturer -                                        Misc Charges (i.e. fulfillment costs, credit card fees)     $  0
                                                         -------------------------------------------------------     ----
     Raw Materials
                                           ----
     Work-in-progress                                    Less -
                                           ----
     Finished goods                                         Inventory End of Month                                   $  0
                                           ----                                                                      ----
                                                            Shrinkage (obsolete)                                     $  0
                                                                                                                     ----
     Other - Explain                                        Personal Use
                                           ----                                                                      ----
   -------------------------
                                                         COST OF GOODS SOLD                                          $  0
   -------------------------                                                                                         ====
   TOTAL                                   $  0
                                           ====

   METHOD OF INVENTORY CONTROL                              Inventory Valuation Methods
   Do you have a functioning perpetual inventory system?    Indicate by a checkmark method
   Yes   x     No                                            of inventory used.
       -----      -----
                                                            Valuation methods -
   How often do you take a complete physical inventory?        FIFO cost
                                                                                                                     ----
     Weekly                                                    LIFO cost
                               --------------                                                                        ----
     Monthly                                                   Lower of cost or market
                               --------------                                                                        ----
     Quarterly                                                 Retail method
                               --------------                                                                        ----
     Semi-annually                                             Other                                                   x
                               --------------                                                                        ----
     Annually                  x                               Explain
                               --------------
Date of last physical inventory was  11/30/2001 0:00        Perpetual
                                     ---------------        ------------------------------
                                                            ------------------------------
Date of next physical inventory is
                                    ----------------        ------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                           COST            MARKET VALUE
-----------                                                                           ----            ------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------
     TOTAL                                                                        $           0       $           0
                                                                                  =============       =============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                           COST            MARKET VALUE
-----------                                                                           ----            ------------
MACHINERY & EQUIPMENT -
     Computers, Laptops, Servers, Dataports, Routers                              $  11,436,212       $     225,437
     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------
     TOTAL                                                                        $  11,436,212       $     225,437
                                                                                  =============       =============

FURNITURE & FIXTURES -
     Cubicles, Workstations, Chairs, Tables                                       $   1,237,837       $           0
     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------
     TOTAL                                                                        $   1,237,837       $           0
                                                                                  =============       =============

OFFICE EQUIPMENT -
     Phone Systems, Fax Machines                                                  $     399,374       $           0
     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------
     TOTAL                                                                        $     399,374       $           0
                                                                                  =============       =============

LEASEHOLD IMPROVEMENTS -
     Security Systems, Repairs, Sign, Electrical Services                         $     939,792       $           0
     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------
     TOTAL                                                                        $     939,792       $           0
                                                                                  =============       =============

VEHICLES -
     Ford Van                                                                     $      29,006       $      11,000
     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------
     TOTAL                                                                        $      29,006       $      11,000
                                                                                  =============       =============

COMPUTER SOFTWARE - OTHER -
     Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                           $   4,416,137       $           0
     --------------------------------------------------------------------         -------------       -------------
     Construction in Progress  - Enterprise License Maint Agreement, SAP          $   3,098,668       $           0
     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------

     --------------------------------------------------------------------         -------------       -------------
     TOTAL                                                                        $   7,514,805       $           0
                                                                                  =============       =============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                    0-30 DAYS   31-60 DAYS  61-90 DAYS   91+ DAYS     TOTAL
                                    ---------   ----------  ----------   --------     -----
TAXES PAYABLE
FEDERAL
     Income Tax Withholding          $    0                                           $    0
                                     ------       ------      ------      ------      ------
     FICA - Employee                 $    0                                           $    0
                                     ------       ------      ------      ------      ------
     FICA - Employer                 $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Unemployment (FUTA)             $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Income                          $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Other (Attach List)             $    0                                           $    0
                                     ------       ------      ------      ------      ------
TOTAL FEDERAL TAXES                  $    0       $    0      $    0      $    0      $    0
                                     ------       ------      ------      ------      ------
STATE AND LOCAL
     Income Tax Withholding          $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Unemployment (UT)               $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Disability Insurance (DI)       $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Empl. Training Tax (ETT)        $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Sales                           $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Excise                          $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Real property                   $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Personal property               $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Income                          $    0                                           $    0
                                     ------       ------      ------      ------      ------
     Other (Attach List)             $    0                                           $    0
                                     ------       ------      ------      ------      ------
TOTAL STATE & LOCAL TAXES            $    0       $    0      $    0      $    0      $    0
                                     ------       ------      ------      ------      ------
TOTAL TAXES                          $    0       $    0      $    0      $    0      $    0
                                     ======       ======      ======      ======      ======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                    CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                         AMOUNT         AMOUNT (b)
                                                                    -------        ----------
     Secured claims  (a)                                          $         0     $         0
                                                                  -----------     -----------
     Priority claims other than taxes                             $         0     $         0
                                                                  -----------     -----------
     Priority tax claims                                          $         0     $         0
                                                                  -----------     -----------
     General unsecured claims                                     $40,868,359     $40,868,359
                                                                  -----------     -----------

     (a)      List total amount of claims even it under secured.   __________

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                         ACCOUNT 1        ACCOUNT 2        ACCOUNT 3           ACCOUNT 4
                                         ---------        ---------        ---------           ---------
Bank                                   Merrill Lynch    Merrill Lynch    ABN Amro - Euro    ABN Amro - Pound
                                       -------------    -------------    ---------------    ----------------
Account Type                           Checking         Checking         Checking           Checking
                                       -------------    -------------    ---------------    -----------------
Account No.                            881-07A44        881-07A45        004514670220                40042375
                                       -------------    -------------    ---------------    -----------------
Account Purpose                        Depository       Depository       Depository         Depository
                                       -------------    -------------    ---------------    -----------------
Balance, End of Month                   $     47,765       $  416,055          $  50,488            $  35,604
                                       -------------    -------------    ---------------    -----------------
Total Funds on Hand for all Accounts    $  5,703,392
                                       =============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                              ACCOUNT 5            ACCOUNT 6             ACCOUNT 7                 ACCOUNT 8
                              ---------            ---------             ---------                 ---------
Bank                     ABN Amro - CAD         ABN Amro - USD      Scotia Bank            Wells Fargo Concentration
                         -------------------    ----------------    -------------------    -------------------------
Account Type             Checking               Checking            Checking               Checking
                         -------------------    ----------------    -------------------    -------------------------
Account No.              460131877591           451046702241        800021021818                          4761063908
                         -------------------    ----------------    -------------------    -------------------------
Account Purpose          Depository             Depository          Depository             Operating
                         -------------------    ----------------    -------------------    -------------------------
Balance, End of Month              $  18,221            $  5,278              $  38,045                 $  5,104,759
                         -------------------    ----------------    -------------------    -------------------------

                              ACCOUNT 9            ACCOUNT 10            ACCOUNT 11                ACCOUNT 12
                              ---------            ----------            ----------                ----------
Bank                     Wells Fargo Payroll    Wells Fargo AP      Wells Fargo Secured    Merrill Lynch Trust Fund
                         -------------------    ----------------    -------------------    -------------------------
Account Type             Checking               Checking            Checking               Checking
                         -------------------    ----------------    -------------------    -------------------------
Account No.              4761063924             4174685024
                         -------------------    ----------------    -------------------    -------------------------
Account Purpose          Payroll                Accounts Payable    Depository             Depository
                         -------------------    ----------------    -------------------    -------------------------
Balance, End of Month              $  (6,418)          $  (6,548)             $       0                 $          0
                         -------------------    ----------------    -------------------    -------------------------

                             ACCOUNT 13
                             ----------
Bank                     Petty Cash
                         -------------------
Account Type             Cash
                         -------------------
Account No.
                         -------------------
Account Purpose          Cash
                         -------------------
Balance, End of Month              $     143
                         -------------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                             For the Month 01/31/03

            CURRENT MONTH
----------------------------------------                                                          CUMULATIVE      NEXT MONTH
  ACTUAL       FORECAST        VARIANCE                                                         (CASE TO DATE)     FORECAST
  ------       --------        --------                                                         --------------    ---------
                                              REVENUES:

                               $       0      1 Gross Sales                                      $           0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      2 less: Sales Returns & Allowances                 $           0
----------    ----------      ----------                                                        --------------    ---------
 $(640,023)   $        0       $(640,023)     3 Net Sales                                        $  39,391,855    $       0
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      4 less: Cost of Goods Sold  (Schedule 'B')         $  37,668,400
----------    ----------      ----------                                                        --------------    ---------
 $(640,023)   $        0       $(640,023)     5 Gross Profit                                     $   1,723,455    $       0
----------    ----------      ----------                                                        --------------    ---------
 $   1,659                     $   1,659      6 Interest                                         $      55,298
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      7 Other Income: Gain on Disposal of Business       $   2,304,098
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      8 Gain on Sale of Asset                            $     957,927
----------    ----------      ----------                                                        --------------    ---------
                               $       0      9                                                  $           0
----------    ----------      ----------                                                        --------------    ---------
                                                                                                 $           0
----------    ----------                                                                        --------------    ---------
 $(638,364)   $        0       $(638,364)     10    TOTAL REVENUES                               $   5,040,777    $       0
----------    ----------      ----------                                                        --------------    ---------

                                              EXPENSES:
 $  24,214                     $ (24,214)     11 Compensation to Owner(s)/Officer(s)             $     360,997
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      12 Salaries                                        $   4,371,988
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      13 Commissions                                     $     251,319
----------    ----------      ----------                                                        --------------    ---------
 $   7,720                     $  (7,720)     14 Contract Labor                                  $     151,639
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      15 Rent/Lease:                                     $           0
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      16      Real Property                              $     696,453
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      17 Insurance                                       $     539,189
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      18 Management Fees                                 $           0
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      19 Depreciation                                    $     542,192
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      20 Taxes:                                          $     251,268
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      21      Real Property Taxes                        $      22,720
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      22      Other Taxes                                $         566
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      23 Other Selling                                   $     968,063
----------    ----------      ----------                                                        --------------    ---------
 $  72,703                     $ (72,703)     24 Other Administrative                            $   3,952,672
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      25 Interest                                        $     805,761
----------    ----------      ----------                                                        --------------    ---------
 $       0                     $       0      26 Other Expenses:                                 $     (33,150)
----------    ----------      ----------                                                        --------------    ---------
                               $       0      27                                                 $           0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      28                                                 $           0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      29                                                 $           0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      30                                                 $           0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      31                                                 $           0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      32                                                 $           0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      33                                                 $           0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      34                                                 $           0
----------    ----------      ----------                                                        --------------    ---------

----------    ----------      ----------                                                        --------------    ---------
 $ 104,637    $        0       $(104,637)     35    TOTAL EXPENSES                              $   12,881,677    $       0
----------    ----------      ----------                                                        --------------    ----------

----------    ----------      ----------                                                        --------------    ---------
 $(743,000)   $        0       $(743,000)     36  SUBTOTAL                                      $   (7,840,900)   $       0
----------    ----------      ----------                                                        --------------    ---------

----------    ----------      ----------                                                        --------------    ---------
                               $       0      37 REORGANIZATION ITEMS:
----------    ----------      ----------                                                        --------------    ---------
                               $       0      38 Provisions for Rejected Executory Contracts     $           0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      39 Interest Earned on Accumulated Cash from        $           0
----------    ----------      ----------                                                        --------------    ---------
                                                 Resulting Chp 11 Case                           $           0
                                                                                                --------------    ---------
                               $       0      40 Gain or (Loss) from Sale of Equipment           $           0
----------    ----------      ----------                                                        --------------    ---------
 $   3,750                     $  (3,750)     41 U.S. Trustee Quarterly Fees                     $      31,250
----------    ----------      ----------                                                        --------------    ---------
                               $       0      42                                                 $           0
----------    ----------      ----------                                                        --------------    ---------

----------    ----------      ----------                                                        --------------    ---------
 $   3,750    $        0       $   3,750      43     TOTAL REORGANIZATION ITEMS                  $      31,250    $       0
----------    ----------      ----------                                                        --------------    ---------

----------    ----------      ----------                                                        --------------    ---------
 $(746,750)   $        0       $(746,750)     44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES  $  (7,872,150)   $       0
----------    ----------      ----------                                                        --------------    ---------
                               $       0      45 Federal & State Income Taxes
----------    ----------      ----------                                                        --------------    ---------

----------    ----------                                                                        --------------    ---------
$ (746,750)   $        0       $(746,750)     46 NET PROFIT (LOSS)                               $  (7,872,150)   $       0
==========    ==========      ==========                                                        ==============    =========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/03

                                                                     ACTUAL       CUMULATIVE
                                                                 CURRENT MONTH   (CASE TO DATE)
                                                                 -------------   --------------
CASH RECEIPTS
 1  Rent/Leases Collected                                         $         0     $  1,166,418
                                                                 ------------     ------------
 2 Cash Received from Sales                                       $         0     $ 14,996,966
                                                                 ------------     ------------
 3 Interest Received                                              $     1,659     $     59,630
                                                                 ------------     ------------
 4 Borrowings                                                     $         0     $          0
                                                                 ------------     ------------
 5 Funds from Shareholders, Partners, or Other Insiders           $         0     $          0
                                                                 ------------     ------------
 6 Capital Contributions                                          $         0     $          0
                                                                 ------------     ------------
 7 Non AR Receipts                                                $       225     $    130,634
   -----------------------------------------                     ------------     ------------
 8 Cash Collected on Behalf of Digital River                      $         0     $    446,796
   -----------------------------------------                     ------------     ------------
 9 Softchoice                                                     $         0     $  1,639,119
   -----------------------------------------                     ------------     ------------
10 Cash received from the Sale of Assets                          $    33,655     $    158,902
   -----------------------------------------                     ------------     ------------
11 Deposit refund                                                 $         0     $    150,000
   -----------------------------------------                     ------------     ------------
12 TOTAL CASH RECEIPTS                                            $    35,538     $ 18,748,464
                                                                 ------------     ------------
CASH DISBURSEMENTS
13 Payments for Inventory                                         $         0     $  7,003,765
                                                                 ------------     ------------
14 Selling                                                        $         0     $    202,015
                                                                 ------------     ------------
15 Administrative                                                 $    22,514     $  1,798,108
                                                                 ------------     ------------
16 Capital Expenditures                                           $         0     $          0
                                                                 ------------     ------------
17 Principal Payments on Debt                                     $         0     $          0
                                                                 ------------     ------------
18 Interest Paid                                                  $         0     $          0
                                                                 ------------     ------------
  Rent/Lease:                                                                     $          0
                                                                                  ------------
19     Personal Property                                                          $          0
                                                                 ------------     ------------
20     Real Property                                              $         0     $  1,808,210
                                                                 ------------     ------------
  Amount Paid to Owner(s)/Officer(s)                                              $          0
                                                                                  ------------
21     Salaries                                                   $    12,836     $    466,935
                                                                 ------------     ------------
22     Draws                                                      $         0     $          0
                                                                 ------------     ------------
23     Commissions/Royalties                                      $         0     $          0
                                                                 ------------     ------------
24     Expense Reimbursements                                     $         0     $    158,409
                                                                 ------------     ------------
25     Other - Subcontractor Labor                                $         0     $  1,194,415
                                                                 ------------     ------------
26  Salaries/Commissions (less employee withholding)              $         0     $  2,075,520
                                                                 ------------     ------------
27  Management Fees                                                               $          0
                                                                 ------------     ------------
  Taxes:                                                                          $          0
                                                                                  ------------
28     Employee Withholding                                       $     9,248     $  1,295,915
                                                                 ------------     ------------
29     Employer Payroll Taxes                                     $     2,130     $    259,083
                                                                 ------------     ------------
30     Real Property Taxes                                                        $          0
                                                                 ------------     ------------
31     Other Taxes                                                $         0     $     17,511
                                                                 ------------     ------------
32  Other Cash Outflows:                                                          $          0
                                                                 ------------     ------------
33    Deposits                                                    $         0     $    201,085
      -----------------------------------------                  ------------     ------------
34    Prepetition payments                                        $         0     $     81,466
      -----------------------------------------                  ------------     ------------
35    401k                                                        $         0     $    232,064
      -----------------------------------------                  ------------     ------------
36    Employee benefits                                           $         0     $    467,664
      -----------------------------------------                  ------------     ------------
37    Payments made to Digital River                              $         0     $    322,974
      -----------------------------------------                  ------------     ------------
      Refund for payment made in error.                           $   640,023
                                                                 ------------     ------------

                                                                 ------------     ------------
38  TOTAL CASH DISBURSEMENTS:                                     $   686,750     $ 17,585,139
                                                                 ------------     ------------

                                                                 ------------     ------------
39 NET INCREASE (DECREASE) IN CASH                                $  (651,212)    $  1,163,325
                                                                 ------------     ------------

                                                                 ------------     ------------
40 CASH BALANCE, BEGINNING OF PERIOD                              $ 6,354,604     $  5,180,090
                                                                 ------------     ------------

                                                                 ------------     ------------
41 CASH BALANCE, END OF PERIOD                                    $ 5,703,391     $  6,343,414
                                                                 ============     ============